SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: DECEMBER 27, 2000
               DATE OF EARLIEST EVENT REPORTED: DECEMBER 20, 2000

                    INTEGRATED COMMUNICATION NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        NEVADA                     000-27967                  33-0670130

(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER) (IRS EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)



       26895 ALISO CREEK ROAD, SUITE B-411, ALISO VIEJO, CALIFORNIA 92656

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 460-6291



        27061 ALISO CREEK ROAD, SUITE 100, ALISO VIEJO, CALIFORNIA 92656

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 6. RESIGNATIONS OF REGISTRANTS DIRECTORS

     ON DECEMBER 20, 2000, GARY L. KILLORAN RESIGNED AS DIRECTOR, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER OF THE REGISTRANT AND FROM SIMILAR POSITIONS WITH AFFILIATES OF THE REGISTRANT. MR. KILLORAN CITES BREACH OF HIS EMPLOYMENT CONTRACT AS THE REASON FOR RESIGNATION. A COPY OF HIS RESIGNATION IS ATTACHED HERETO AS EXHIBIT 17.1

     ON DECEMBER 20, 2000, PAUL E. HYDE RESIGNED AS DIRECTOR AND VICE PRESIDENT OF THE REGISTRANT AND FROM SIMILAR POSITIONS WITH AN AFFILIATE OF THE REGISTRANT. MR. HYDE CITES BREACH OF HIS EMPLOYMENT CONTRACT AS THE REASON FOR RESIGNATION. A COPY OF HIS RESIGNATION IS ATTACHED HERETO AS EXHIBIT 17.2

     ON DECEMBER 20, 2000, RUSSELL J. HENSLEY RESIGNED AS DIRECTOR OF THE REGISTRANT. MR. HENSLEY CITES RESIGNING FOR PERSONAL REASONS IN HIS LETTER OF RESIGNATION. A COPY OF HIS RESIGNATION IS ATTACHED HERETO AS EXHIBIT 17.3

     THE REGISTRANT ACCEPTED THE RESIGNATIONS OF MR. KILLORAN, MR. HYDE AND MR. HENSLEY.

ITEM 7. EXHIBITS

EXHIBIT NO. DESCRIPTION


        17.1 RESIGNATION OF GARY L. KILLORAN DATED DECEMBER 20, 2000.

        17.2 RESIGNATION OF PAUL E. HYDE DATED DECEMBER 20, 2000.

        17.3 RESIGNATION OF RUSSELL J. HENSLEY DATED DECEMBER 20, 2000.



SIGNATURE

     PURSUANT TO THE  REQUIREMENTS  OF THE SECURITIES  EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

INTEGRATED COMMUNICATION NETWORKS, INC.


DATE: DECEMBER 27, 2000

/s/ DAVID J. CHADWICK
DAVID J. CHADWICK
PRESIDENT, CEO AND DIRECTOR